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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2004

IMH ASSETS CORP. (as depositor under a Series 2004-7 Indenture dated as of July 29, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2004-7)

                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)

California                                            333-113187                          33-0705301
-----------------------------------------            -----------                        ------------
(State or Other Jurisdiction                         (Commission                     (I.R.S. Employer
of Incorporation)                                    File Number)                  Identification No.)


1401 Dove Street
Newport Beach, California                                                                   92660
-------------------------                                                                   -----
(Address of Principal                                                                    (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600.



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


Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


                     ITEM 601(A) OF
                     REGULATION S-K
    EXHIBIT NO.      EXHIBIT NO.             DESCRIPTION
    -----------      -----------             -----------
         1                     99            Computational Materials --
                                             Computational Materials (as defined
                                             in Item 5) that have been provided
                                             by the Underwriter to certain
                                             prospective purchasers of the IMH
                                             Assets Corp. Collateralized
                                             Asset-Backed Bonds, Series 2004-7
                                             (filed in paper pursuant to the
                                             automatic SEC exemption pursuant to
                                             Release 33-7427, August 7, 1997)

Item 5.           Other Events.
                  ------------

         On or about July 29, 2004, the Registrant will cause the issuance and sale of approximately $2,200,000,000 initial principal amount of (i) Series 2004-7 (collectively, the "Bonds") pursuant to an Indenture, dated as of July 29, 2004, between Impac CMB Trust Series 2004-7, as Issuer, and Deutsche Bank National Trust Company, as Indenture Trustee and (ii) Collateralized Asset-Backed Trust Certificates, Series 2004-7 (collectively, the "Grantor Trust Certificates" and together with the Bonds, the "Securities") pursuant to the Grantor Trust Agreement, dated as of July 29, 2004, between IMH Assets Corp., as Depositor, and Deutsche Bank National Trust Agreement, as Grantor Trustee.

         In connection with the sale of the Series 2004-7 Securities, (collectively, the "Underwritten Securities"), the Registrant has been advised by Countrywide Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Bear, Stearns & Co. Inc. (together the "Underwriters") that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Securities following the effective date of Registration Statement No. 333-113187, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Securities and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Securities (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Securities might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Securities.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                IMH ASSETS CORP.

                                                By: /s/ Richard J. Johnson
                                                    ---------------------------
                                                Name:   Richard J. Johnson
                                                Title:  Chief Financial Officer

Dated: July 29, 2004

                                  EXHIBIT INDEX



                               Item 601(a) of               Sequentially
Exhibit                        Regulation S-K               Numbered
Number                         Exhibit No.                  Description                     Page
------                         -----------                  -----------                     ----
1                              99                           Computational Materials         Filed Manually